Discontinued Operation	12 Months Ended
Dec. 31, 2022
Discontinued Operation [Abstract]
Discontinued Operation	Discontinued operation
Loss of control of the Kumtor Mine

On May 6, 2021, the Kyrgyz Republic Parliament passed a temporary management law that allowed the Kyrgyz Republic, in certain circumstances, to assume management authority over Kumtor Gold Company CJSC (“KGC”), the Company’s wholly-owned subsidiary that owns the Kumtor Mine. Subsequently, as a result of several coordinated actions, the Kyrgyz Republic seized the Kumtor Mine on May 15, 2021 and appointed an external manager to direct the day-to-day activities of the mine, including production and sale of metals (i.e., the “loss of control event”).
On May 14, 2021, the Company initiated binding international arbitration proceedings against the Kyrgyz Republic to enforce its rights under the longstanding agreements governing the Kumtor Mine to, among other things, hold the Kyrgyz Republic accountable in the arbitration for any and all losses and damage that result from its actions against KGC and the Kumtor Mine. This claim was further amended to add Kyrgyzaltyn as a respondent. Furthermore, on June 1, 2021, the Company’s two wholly-owned subsidiaries, KGC and Kumtor Operating Company CJSC (“KOC”), filed for protection under Chapter 11 of the Federal US Bankruptcy Code in the Southern District of New York.

While the Company remained the legal owner of KGC and KOC, the Company concluded in the second quarter of 2021 that it had lost control of the Kumtor Mine because it could not effectively exercise power over the relevant activities related to the mine and was no longer exposed to variable returns, nor could it affect the returns of the mine through its managerial involvement. As a result of the loss of control event, the Company deconsolidated the subsidiary, and derecognized the assets and liabilities of the Kumtor Mine at their carrying amounts at the date when control was lost. The Company deemed the loss of control a significant event and concluded that the Kumtor Mine should be treated as a discontinued operation. Consequently, all amounts related to the Kumtor Mine were classified as a discontinued operation in both the comparative periods in the consolidated statements of loss and comprehensive loss and consolidated statements of cash flows and the associated notes to the financial statements.

The net loss from discontinued operations from the Kumtor Mine, which include the results of operating activities while it was under the Company’s control up to May 15, 2021, for the years ended December 31, 2022 and 2021 are as follows:

	Years ended December 31,
	2022	2021
Revenue	$—	$264,159
Cost of sales
Production costs	—	72,613
Depreciation	—	57,912
Earnings from mine operations	—	133,634
Revenue-based taxes	—	36,984
Exploration and development costs	—	8,826
Other operating expenses	—	3,380
Loss on the change of control of the Kumtor Mine	—	926,350
Loss from operations	—	(841,906)
Other non-operating income	—	(13,290)
Finance costs	—	101
Net loss before income tax	$—	$(828,717)
Net loss from discontinued operations	$—	$(828,717)

On April 4, 2022, Centerra entered into the Arrangement Agreement with, among others, Kyrgyzaltyn JSC (“Kyrgyzaltyn”) and the Kyrgyz Republic to effect a separation of the parties, including through the disposition of Centerra’s ownership of KGC (and consequently the Kumtor Mine), the purchase for cancellation by Centerra of Kyrgyzaltyn’s Centerra common shares, the termination of Kyrgyzaltyn’s involvement in the Company, and the resolution of disputes among the parties (together with all other transactions contemplated by the Arrangement Agreement, the “Transaction”).
The Arrangement Agreement included the following provisions, among other things:
•Kyrgyzaltyn transferring to Centerra all of its 77.4 million Centerra common shares for cancellation, representing an approximate 26.0% equity interest in Centerra, for an aggregate purchase price of approximately C$972 million (based on the closing price of C$12.56 per Centerra common share on the TSX on April 1, 2022). In satisfaction of the purchase price for the Centerra common shares owned by Kyrgyzaltyn, Kyrgyzaltyn was to receive from Centerra the 100% equity interest in its two Kyrgyz subsidiaries and, indirectly, the Kumtor Mine (with Kyrgyzaltyn and the Kyrgyz Republic assuming all responsibility for the Kumtor Mine, including all reclamation and environmental obligations), plus a cash payment of approximately $36 million, a portion of which was to be withheld on account of Canadian withholding taxes payable by Kyrgyzaltyn on the share exchange; and
•Centerra resolving the inter-company balance between Centerra and KGC in part by paying $50 million to KGC on closing of the Transaction and, as to the balance, by way of set-off against an offsetting dividend to be declared by KGC immediately prior to closing of the Transaction.
On July 29, 2022, the Company announced the closing of the Arrangement Agreement. As a result of the completion of the Arrangement Agreement, the Company repurchased and cancelled all of Kyrgyzaltyn’s 77,401,766 Centerra common shares in exchange for the aggregate cash payments of approximately $93.3 million, including $7.0 million paid in direct and incremental transaction costs to effect the Transaction and a portion of which was withheld on account of Canadian withholding taxes payable by Kyrgyzaltyn. The impact of closing the Arrangement Agreement was recognized directly in share capital and cash flow from financing activities in the Company’s consolidated financial statements for the year ended December 31, 2022. Following the closing of the Arrangement Agreement, the parties jointly moved for the arbitration proceedings to be terminated and the proceedings were terminated in the fourth quarter of 2022.Sale of Greenstone Partnership
On January 19, 2021, the Company completed the sale of its 50% interest in the Greenstone Partnership to an affiliate of the Orion Resource Partners (USA) LP (“Orion”). As a result of the closing of this transaction, the Company received cash consideration of $210.0 million, and recognized an initial gain of $72.3 million in the first quarter of 2021. Pursuant to an agreement dated December 15, 2020, with Orion Resource Partners (USA) LP and Premier Gold Mines Limited, the Company was entitled to receive further contingent consideration, payable no later than 24 months after the construction decision on the Greenstone project and upon the project achieving certain production milestones.

In the fourth quarter of 2021, the Greenstone project was approved for construction by the Greenstone Board. As a result, the initial contingent payment of $25.0 million became receivable and owing from Orion, payable no later than December 2023. The amount receivable from Orion was reclassified from non-current assets to other current assets as of December 31, 2022.
The remaining contingent payments are payable no later than 30 days following the date on which a cumulative production milestone of (i) 250,000 ounces; (ii) 500,000 ounces; and, (iii) 750,000 ounces have been achieved. The amounts are payable in US dollars, equal to the product of 11,111 and the 20-day average gold market price on the business day immediately prior to the date of the payment. The Company did not attribute any value to these contingent payments as of December 31, 2022 due to significant uncertainty associated with the Greenstone project.